SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2003

CALYPTE BIOMEDICAL CORPORATION.

Exact name of Registrant as specified in its Charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-20985	06-1226727
Commission File No. Identification	I.R.S. Employer

1265 Harbor Bay Parkway, Alameda, CA	94502
Address of principal executive offices	Zip Code

(510) 749-5100

Registrant’s telephone number,

including area code

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

99.1        Calypte Biomedical Corporation earnings press release dated April 24, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

In accordance with SEC Release No. 33-8216, the information contained herein and in the accompanying exhibit is being furnished under both Item 9 and Item 12.

On April 24, 2003 the Registrant (“Company”) reported its fiscal first quarter results for the period ended March 31, 2003. A copy of the press release issued by the Company on April 24, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933 , as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	Alameda, California April 24, 2003

CALYPTE BIOMEDICAL CORPORATION (Registrant)

By:	/s/ RICHARD D. BROUNSTEIN
Richard D. Brounstein Executive Vice President and Chief Financial Officer